Exhibit 99.1

2010 Citi Global Property CEO Conference March 1-3, 2010 www.inlandrealestate.com NYSE: IRC

IRC SNAPSHOT PROFILE Inception 1994; self-administered and self-managed 2000; listed on NYSE June 2004 Targets stable, demographically-strong Midwest markets 84% of retail assets located in high density infill locations in Chicago & Minneapolis MSAs 139 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties1 Over 14 million square feet of leasable space under management in 14 states1 $1.8 billion in assets1 Total capitalization of $1.6 billion as of 12/31/09 Source: Company filings. Data current as of 12/31/09 (1) Includes five non-retail properties and retail properties in unconsolidated joint ventures at 100 percent; excludes development JVs and non-owned, managed IREX JV properties; $1.8B in assets based on full purchase price acquisition value.

COMPANY HIGHLIGHTS Source: Company and company filings as of 12/31/09 Focus on a strong balance sheet: May 2009 equity raise produced net proceeds of $106.4 MM Established ATM program for issuance of up to $100 MM in common stock Dividend adjusted to 100% of REIT taxable income for 2009; monthly dividend rate $0.0475/share as of 2/17/10 Proactively addressing upcoming debt maturities Defensive portfolio: centers with grocer/drug/discount component comprise 61% of total retail GLA Attractive demographics in resilient Midwest markets with high barriers to entry Critical mass of assets in core markets facilitates retailer market launches, expansions, relocations ; provides management efficiencies Diverse tenant base with strong national retail anchors 72% of total portfolio annual base rent from national retailers Excluding top 2 tenants (market-leading grocers SuperValu and Dominicks), no single tenant accounts for more than 3% of total portfolio annual base rent Solid leasing activity supports stable occupancy rate In 2009 executed total of 311 leases aggregating 1.5 million sq. ft. of GLA, an increase in leases signed of 5.4% over 2008; signed total of 91 new leases, an increase in new leases signed of 42% year-over-year Total portfolio 92.1% leased as of December 31, 2009 Joint ventures have potential to add value

EXPERIENCED LEADERSHIP TEAM

LEADERSHIP TEAM AVERAGES OVER 20 YEARS REAL ESTATE EXPERIENCE

Senior Leadership	***Inland Tenure***	***Background / Experience***
Thomas D'Arcy Non-executive chairman	5 yrs. as IRC independent director & audit committee member (20+ yrs. real estate experience)	Recently named president & CEO of Grubb & Ellis; formerly CEO of a publicly traded, Midwest-focused shopping center REIT
Mark Zalatoris President & CEO	25 yrs.	Appointed president & CEO April 2008; EVP & COO 2004-2008; CFO 1994-2004; extensive knowledge of portfolio
Brett Brown Chief Financial Officer	6 yrs. (15 yrs. at Great Lakes REIT)	Deep public company reporting experience; former Great Lakes REIT SVP – Financial Reporting
Scott Carr President, Inland Commercial Property Management Inc.	22 Yrs.	Has overseen property management operations since 1994; strong retailer relationships
William Anderson Vice President, Transactions	21 Yrs.	Skilled at analyzing, negotiating retail center acquisitions & dispositions

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Inland Real Estate Corporation

MAINTAINING A STRONG BALANCE SHEET Equity offering/sales enhance liquidity in an uncertain environment Equity offering 5/09: 17.1 million shares @ $6.50 per share; net proceeds of $106.4 MM ATM program as of 2/25/10: 891,400 shares sold @ average price of $8.41 per share; net proceeds of $7.3 MM Reduced annual dividend for 2009 to 100% of estimated REIT taxable income Repurchased $55 MM in principal of convertible notes since 12/08; $125 MM outstanding at 12/31/09 Retired 9 consolidated loans maturing 2009-2012 ($94.4 MM), refinanced 1 NYSTRS JV early 2010 maturity ($12 MM), received term sheets on 24 properties totaling $114 MM, plus in discussions on all unsecured debt (1) 2010 consolidated debt maturities – expect to retire or refinance $300.4 MM -- includes $160.4 MM secured (27 loans); $140 MM unsecured term loan $155 MM bank credit facility – $110 MM available @ 12/31/09, expires 2011 Development joint ventures: Extended for up to 2 yrs. $80 MM of development JV loans Invested $19 MM in preferred equity to pay down principal on loans; negotiated dollar for dollar reductions in guarantees on certain projects which limits potential future risk Minimal near term construction funding required as early projects successfully operating & later projects delayed Notes: (1) January 2009-February 2010 activity Source: Company and company filings as of 12/31/09.

OPERATING STRATEGY Primarily necessity and value-based retail Geographic focus: resilient Midwest markets with diverse economies Strong locations within established communities are characterized by dense populations and high incomes Portfolio scale in core markets facilitates retailer market launches, expansions and relocations Clustering of assets in key submarkets provides leasing flexibility with tenants and management efficiencies, including pricing power with vendors

CORE MARKETS Note: IRC market summary & MSA portfolio occupancy rates exclude non-retail properties & development JVs; include retail properties in unconsolidated JVs at 100 percent. (1) Sources: IRC MSA leased occupancy from company ; MSA average occupancy from CB Richard Ellis MarketView Fourth Quarter 2009 reports. Centers are well located in IRC’s core markets as demonstrated by the portfolio’s occupancy statistics Occupancy is consistently over 200 basis points higher than core MSA averages IRC Midwest locations MSA # of Retail Properties Total Retail GLA (MM) % of Retail Portfolio Chicago MSA 85 8.7 66.3% Minneapolis MSA 25 2.3 17.6% Other Markets 24 2.1 16.1% Total 134 13.1 100.0% IRC Market Summary @ 12/31/09 (Total Portfolio) MSA IRC Portfolio Occupancy (1) CBRE MSA Average Occupancy (1) Chicago MSA 90.2% 88.1% Minneapolis MSA 94.0% 91.7% Total Portfolio Leased Occupancy @ 12/31/09

STRONG MARKET DEMOGRAPHICS IRC data source: Claritas 3-mile data as of Jan. 2010. IRC stats are a straight average of Claritas’ three-mile data for all stabilized IRC retail properties. Peer data source: Green Street Advisors, “Strip Center REITs: August ‘09 Update” (individual company profiles are typically published by Green Street once per year). IRC’s centers are supported by strong demographics and high barriers to entry These traits enhance the portfolio’s resiliency in an economic downturn and protect it from new supply MEDIAN 3-MILE INCOME AVERAGE 3-MILE POPULATION $69.4 $68.1 $67.6 $66.3 $63.5 $62.7 $50.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 FRT IRC WRI KIM REG EQY DDR (In Thousands ) 167.9 107.7 87.3 87.2 84.7 79.5 72.8 FRT KIM WRI REG IRC EQY DDR

DIVERSIFIED TENANT BASE

- IRC's portfolio contains a strong and diversified tenant base
- IRC's top three grocer tenants are the leading grocers in their respective markets
- Defensive focus: centers with grocer/drug/discount component comprise 61% of total retail GLA

Major Tenant Summary (Total Portfolio)

Tenant Name	Number of Stores	Annual Base Rent	% of Annual Base Rent	GLA Square Feet	% of Total Square Footage
Jewel / Cub (SuperValu) (1)	16	$10,887	7.19%	1,032,112	7.34%
Dominick's (Safeway)	8	6,227	4.11%	527,671	3.75%
Roundy's	7	4,528	2.99%	433,625	3.08%
Carmax	2	4,021	2.66%	187,851	1.34%
TJX Companies, Inc. (2)	14	3,915	2.59%	448,865	3.19%
PetSmart	11	3,537	2.34%	267,138	1.90%
Kroger	6	3,362	2.22%	370,743	2.64%
Best Buy	4	2,424	1.60%	183,757	1.31%
The Sports Authority	4	2,340	1.55%	179,364	1.27%
Office Depot	9	2,276	1.50%	199,188	1.42%
The GAP	8	1,912	1.26%	136,420	0.97%
OfficeMax	6	1,818	1.20%	144,596	1.03%
DSW Shoes (Retail Ventures)	4	1,751	1.16%	95,915	0.68%
Michaels	7	1,719	1.14%	149,908	1.07%
Bed Bath & Beyond	4	1,632	1.08%	164,235	1.17%
Barnes & Noble	4	1,557	1.03%	92,223	0.66%
Dick's Sporting Goods	2	1,553	1.03%	165,000	1.17%
Total		$55,459	36.65%	4,778,611	33.99%

Total Portfolio GLA by Property Type (3)



Single-tenant 9%
Lifestyle 4%
Power 34%
Neighborhood/ Community 53%

Source: Company filings as of 12/31/09.
(1) Includes 10 Jewel Food Stores and 6 Cub Food Stores
(2) Includes TJ Maxx, Marshalls and AJ Wright stores.
(3) "Total Portfolio GLA by Property Type" excludes 4 non-retail IREX JV properties.

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Inland Real Estate Corporation

PORTFOLIO MANAGEMENT EXPERTISE Experienced and proactive leasing team Deep market knowledge Strong national, regional, local retailer relationships Creative leasing strategies maximize income potential Skilled portfolio management at both the property and corporate levels Perform regular portfolio reviews with major tenants to assess opportunities and strengthen relationships Maintain regular contact with small shop tenants Carefully monitor tenant health / credit risk Negotiated price reductions of 10%-20% on services provided by many of our vendors Translates into lower overall occupancy costs for our tenants Provide marketing expertise to tenants Consumer-level marketing efforts drive traffic to our centers and generate sales for existing tenants

 Historically IRC has achieved double-digit rental rate increases on new and renewing leases Increased supply / decreased absorption of available retail space impacted 2009 rental rates TOTAL PORTFOLIO RENT SPREADS: RELEASING & RETENANTING OPERATING FUNDAMENTALS 20.0% Increase 30.3% Increase 10.8% Increase 12.3% Increase 4.4% Increase 13.1% Decrease $13.13 $15.02 $11.47 $12.19 $12.07 $16.71 $15.75 $19.57 $12.70 $13.69 $12.60 $14.53 2007 Renewals 2007 New Leases 2008 Renewals 2008 New Leases 2009 Renewals 2009 New Leases Expiring Base Rent PSF New Base Rent PSF

WELL STAGGERED LEASE EXPIRATIONS No more than 12% of total portfolio annualized base rent expected to roll in any one year before 20191 Source: Company filings as of December 31, 2009 (1) Based on total portfolio (consolidated and unconsolidated properties at 100 percent). LEASE ROLLOVER AS A % OF CONTRACTUAL RENT1 7.4% 9.8% 10.3% 11.4% 11.8% 6.4% 3.6% 6.3% 12.0% 21.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019+

Tenant # Leases Signed by IRC Annual Rent Roundy’s 6 Leases $ 3.4 Million Office Depot 8 Leases $ 2.0 Million Food 4 Less 3 Leases $ 1.8 Million Dollar Tree 16 Leases $ 1.5 Million Marshall’s 6 Leases $ 1.5 Million Hobby Lobby 2 Leases $ 1.2 Million Factory Card Outlet 7 Leases $ 1.1 Million DSW 2 Leases $ 1.1 Million TJ Maxx 4 Leases $ 1.1 Million JoAnn Stores 5 Leases $ 1.0 Million Famous Footwear 9 Leases $ 1.0 Million PetSmart 2 leases $0.6 Million Dress Barn 4 Leases $ 0.4 Million LEASING EFFICIENCIES Market Concentration Facilitates Multiple Lease Signings Note: Data reflects leases signed by IRC 2004 to 12/31/09. Excludes existing in-place leases not signed by IRC.

MEETING OPERATIONAL CHALLENGES Remediating Vacancies Created by Big Box Chain Failures Total of 409,000 sq. ft. of GLA returned via big-box retailer bankruptcies 2008-2009 Re-leased 51% of this space to credit quality, higher traffic generating retailers Currently negotiating leases or have letters of intent for another 36% Notes: Based on total portfolio. Represents vacancies created by bankruptcies of big-box retailers including Wickes Furniture, Linens 'N Things, Bally's Fitness, Circuit City, and Filene's Basement BIG BOX BANKRUPTCY RE-TENANTING PROGRESS @12/31/09 210,238 SF 51% 147,849 SF 36% 51,219 SF 13% RE - LEASED AT LEASE/LOI RECEIVED VACANT

MEETING OPERATIONAL CHALLENGES Remediating Vacancies Created by Big Box Chain Failures Case Study: Wickes Furniture Bankruptcy 5 stores closed in 2008: nearly 177,000 sq. ft. of GLA representing $2.2MM annual base rent IRC re-leased 4 of 5 vacancies before year end 2008, replacing 97% of former in-place rent Enhanced value of centers by re-tenanting with higher traffic generating, best-in-class retailers Marshall’s Four Flaggs Lease signed November 2008 Nordstrom Rack Orland Park Place Lease signed August 2008 Sports Authority Riverdale Commons Lease signed February 2008 (pre-leased) Buy Buy Baby Woodfield Plaza Lease signed November 2008

Schaumburg Promenade MEETING OPERATIONAL CHALLENGES Case Study: Schaumburg Market – one of the most dynamic trade areas in the Chicago MSA In 2009 Schaumburg had 500,000 sq. ft. of available big-box space --153,000 sq. ft. was in IRC’s portfolio IRC has re-tenanted approximately 143,000 sq. ft. or 93%, of big-box vacancy within its Schaumburg portfolio Occupancy of IRC’s portfolio in northwest suburbs is 97%, versus 87% for that submarket as a whole (1) (1) Source: Company and CB Richard Ellis MarketView Fourth Quarter 2009 report. Market Concentration + Strong Locations = Leasing Success Woodfield Plaza Woodfield Commons Woodfield Plaza Hobby Lobby Pic

GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives → Income Growth + Value Enhancement Completed Asset Improvement Initiatives Property Ownership Value-Add Initiative Cost ROI Year Completed Plymouth Town Center, Plymouth, MN Direct Outlot Addition $ 2.3MM 13.6% 2009 Park Avenue Centre, Highland Park, IL Direct Repositioning $10.8MM 10.8% 1 2008 Regal Showplace Outlots, Crystal Lake, IL NYSTRS JV Outlot Addition $ 1.2MM 21.0% 1 2008 Mapleview Plaza, Grayslake, IL NYSTRS JV GLA Expansion $ 0.9MM 15.9% 1 2008 Riverdale Commons, Coon Rapids, MN Direct GLA Expansion $ 2.6MM 9.9% 2008 Tower Records, Schaumburg, IL NYSTRS JV Repositioning $ 1.5MM 35.3% 2007 Burnsville Crossing Outlot, Burnsville, MN Direct Outlot Addition $ 1.1MM 15.3% 2007 Mankato Heights, Mankato, MN Direct GLA Expansion $ 1.5MM 13.0% 2006 Greentree Center, Caledonia, WI NYSTRS JV GLA Expansion $ 2.7MM 9.7% 2006 Party City, Oakbrook Terrace, IL Direct Repositioning $ 0.6MM 63.0% 2005 Maple Park Place, Bolingbrook, IL Direct Repositioning $ 5.3MM 17.2% 2005 TOTAL: $30.5MM Before: Tower Records After: REI 1) Projected ROI is based on new capital and is pending lease up

GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives → Income Growth + Value Enhancement In-Process Asset Improvement Initiatives Property Value-Add Initiative Cost ROI 1 Est. Completion Park Place, St. Louis Park, MN GLA Expansion $ 1.0 MM 11.9% 2010 Medina Marketplace, Medina, OH GLA Expansion for Existing Tenant (Giant Eagle), Plus Outlot Addition $ 1.9 MM 12.7% 2010 Salem Square, Countryside, IL Repositioning & Outlot Addition $ 3.1 MM 10.2% 2010 Edinburgh Festival Outlots, Brooklyn Park, MN Outlot Addition $ 2.5 MM 13.0% 2011 TOTAL: $8.5 MM 1) Projected ROI is based on new capital and is pending lease up Salem Square Before Salem Square After

(1) As of 12/31/09; includes sold core properties and IREX JV acquisitions; acquisition value represents full purchase price, including potential earn-outs. (2) Includes properties acquired through unconsolidated joint ventures at 100 percent. ACQUISITION HISTORY 8.72% weighted average cap rate for assets acquired 1995 – 20081 No new acquisitions in 2009 Actual Acquisitions IRC Acquisition Cap Rate PORTFOLIO ACQUISITION HISTORY (1) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005(2) 2006(2) 2007(2) 2008(2) 2009 Wtd. Avg. Cap Rate Acquisitions ($MM)

$300.4 $270.0 CONSOLIDATED DEBT MATURITIES Currently negotiating 2010 secured maturities & evaluating financing alternatives for remainder Notes: Secured debt includes principal amortization through maturity. (1) $140.0 million term loan matures September 2010. (2) Line of credit matures April 2011; reflects balance as of 12/31/09. 2011 maturities also include $125.0 million of convertible notes at first put date in November 2011. ($ in millions) $150.7 $83.7 $146.8 CONSOLIDATED DEBT BY QUARTER 2010-2011 CONSOLIDATED DEBT BY YEAR 2010-2018 Secured Debt Term Loan Convertible Notes Line of Credit $160.4 $100.0 $58.4 $0.0 $54.1 $11.5 $140.0 $125.0 $45.0 $0 $50 $100 $150 $200 $250 $300 $350 2010 (1) 2011 (2) 2012 2013 2014 Thereafter $0.0 $106.4 $10.7 $43.3 $30.7 $38.7 $8.8 $21.8 $140.0 $125.0 $45.0 $0 $50 $100 $150 $200 $250 $300 $350 1Q10 2Q10 3Q10 (1) 4Q10 1Q11 2Q11 (2) 3Q11 4Q11 (2)

JOINT VENTURE STRATEGIES Diversify Capital Resources + Expand Platform + Drive Future Growth Asset Based, Asset Management and Development JV Strategies Retail Focus → IRC Knowledge High Quality Partners → ‘Union of Expertise’ Long-term Asset Management Role Value-enhancing

ASSET-BASED JOINT VENTURE New York State Teachers’ Retirement System (NYSTRS) JV Joint venture formed in 2004 to acquire Midwest retail assets Joint venture portfolio includes $488 MM in assets (acquisition value) $174 MM in assets contributed by IRC to the JV $314 MM in assets acquired for the JV 2004-2006 Allocated capital is fully invested Orland Park Place Orland Park, IL

ASSET MANAGEMENT JOINT VENTURE Inland Real Estate Exchange Corporation (IREX) Joint Venture Venture formed 9/06 to explore growth potential of 1031 exchange business “Union of Expertise” IRC provides acquisition / asset management expertise to premiere 1031 Exchange sponsor IREX provides syndication expertise and access to large broker / dealer network IRC earns fee income; takes long-term asset management role 2007: Achieved 150% of IREX acquisitions goal of $100MM worth of assets 2 single-user retail properties (Best Buy, Rainbow Foods) aggregating 132,700 SF / $17.0MM acquisition value 2 retail centers (Delavan Crossing, Greenfield Commons) aggregating 93,200 SF / $15.6MM acquisition value 5 office properties (FMC Technologies, Apria Healthcare, AT&T call centers) aggregating 756,400 SF / $117.5MM acquisition value 2008: Achieved 180% of annual goal of $100MM worth of assets; pre-funded 2009 pipeline 43,000 SF Fox Run Square neighborhood retail center: $23.2MM 100% closed 18,000 SF University of Phoenix building: $5.6MM 100% closed 840,000 SF Bank of America office buildings (4): $152.6MM 2 offerings: 68% & 56% closed @ 12/31/09

DEVELOPMENT JOINT VENTURES Inland Venture Corporation / Expanded Taxable REIT Subsidiary Established primarily to provide opportunities to expand portfolio Add completed assets at pre-negotiated market discount or sell them for a profit 7 development JV projects, representing 2.7 MM sq. ft. of retail GLA Categorized as “active development projects” or “land held for development” IRC and successful established developers form a “union of expertise” Developers skilled at sourcing sites, securing big-box anchors IRC contributes financing, leasing, property management expertise to enhance productivity of new developments Programmatic JV structures provide opportunities for future projects with existing partners IRC gains benefits of multiple development talent pools Diversifies risk Leverages unique strengths / geographic expertise of each developer Savannah Crossing North Aurora Town Centre Orchard Crossing

Active Development Projects Partner Size Est. Development Cost North Aurora Town Centre Phase I North Aurora, IL North American Real Estate (NARE) 31 acres (incl. 1.8 acres sold) 182,000 sq ft / incl. 16 outlots $30,700,000 Savannah Crossing Aurora, IL TMK Development 54 acres (incl. 42 acres sold) 265,000 sq ft / incl. 4 outlots $10,900,000 Orchard Crossing Ft. Wayne, IN Pine Tree Institutional Realty 32 acres (incl. 12.6 acres sold) 258,000 sq ft / incl. 2 outlots $24,600,000 Southshore Shopping Center Boise, ID Pine Tree Institutional Realty 7 Acres 91,000 sq ft $13,800,000 TOTALS: 124 Acres 796,000 sq ft 1 $80,000,000 2 Data current as of 12/31/09. Projected total square footage of developments, i.e., includes non-owned sq ft. Gross costs – net of proceeds from completed land sales; does not include proceeds from anticipated land sales. DEVELOPMENT JOINT VENTURES Inland Venture Corporation / Expanded Taxable REIT Subsidiary

Land Held for Development Partner Size Est. Development Cost North Aurora Town Centre Phase II North Aurora, IL North American Real Estate (NARE) 25 acres (incl. 4.7 acres sold) 215,000 sq ft / incl. 2 outlots $ 23,000,000 North Aurora Town Centre Phase III North Aurora, IL North American Real Estate (NARE) 63 acres 375,000 sq ft / incl. 11 outlots $ 41,200,000 Tuscany Village Clermont, FL Paradise Group 53 Acres 319,000 sq ft / incl. 12 outlots $ 40,600,000 The Shops at Lakemoor Lakemoor, IL Tucker Development Corporation 74 Acres 535,000 sq ft / incl. 11 outlots $ 97,300,000 Lantern Commons Westfield (Indianapolis), IN Pine Tree Institutional Realty 64 Acres 450,000 sq ft / incl. 7 outlots $ 57,500,000 TOTALS: 279 Acres 1,894,000 sq ft 1 $259,600,000 2 Data current as of 12/31/09. Projected total square footage of developments, i.e., includes non-owned sq ft. Gross costs – net of proceeds from completed land sales; does not include proceeds from anticipated land sales. DEVELOPMENT JOINT VENTURES Inland Venture Corporation / Expanded Taxable REIT Subsidiary

JOINT VENTURE FEE INCOME JOINT VENTURE FEE INCOME GROWTH $1.6 MM $3.4 MM $4.6 MM Total JV fee income compound annual growth rate 27% (2006-2009) Total JV fee income decreased in 2009 primarily due to slower sales of interests in IREX JV properties JV property management provides recurring revenue stream that continues to grow 2009 total property management fee income up $200,000 vs prior year 2009 IREX property management fee income up $400,000 vs prior year Source: Company and company filings as of 12/31/09; Property management JV fee income includes leasing commissions. $1.7 MM $1.9 MM $3.3 MM $1.4 $1.0 $1.4 $1.2 $0.2 $2.4 $3.2 $2.1 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 2006 2007 2008 2009 (In Millions) Total JV Fee Income IREX JV Other JV $1.4 $1.2 $0.3 $0.7 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 $2.0 2008 2009 (In Millions) Property Mgmt JV Fee Income IREX JV Other JV

IRC is well positioned to weather current economic and credit market conditions Necessity and value-based retail in high barrier to entry markets should outperform other retail real estate Consolidated debt to gross properties is 55% vs. peer average of 59% (1) IRC is building a solid foundation for future growth Re-tenanting centers impacted by big-box vacancies with credit quality, best-in-class retailers that drive additional traffic and strengthen our centers Developments are flexible and have the potential to add growth Senior management team has experience successfully managing through economic downturns Senior management averages over 20 years real estate experience Independent board members include two well-respected former CEOs of public shopping center companies IRC is executing a capital plan that will further strengthen its balance sheet Expect to leverage strong banking relationships to reposition/refinance upcoming maturities SNL-provided ratios are based on 4Q09 results. Peer group includes: DDR, FRT, KIM, KRG, REG, and RPT as CDR, EQY and WRI had not yet reported as of 2/23/10. SUMMARY

FORWARD-LOOKING STATEMENTS These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please refer to the documents filed by the Company with the SEC, specifically the Annual Report on Form 10-K for the year ended December 31, 2009, under the heading Risk Factors. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.